UMB Financial First Quarter 2018 April 24, 2018 Exhibit 99.2

Cautionary Notice about Forward-Looking Statements This presentation of UMB Financial Corporation (the “company,” “our,” “us,” or “we”) contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

1Q 2018 Highlights

Earnings Summary – 1Q 2018 $ in thousands, except share and per share data; unaudited Non-GAAP adjustments include acquisition expenses, severance expense and the tax impact of these adjustments. See the non-GAAP reconciliations and additional information on these items on slides 32 and 33.

Key Performance Metrics See slides 32 and 33 for additional disclosures and reconciliations related to these non-GAAP financial measures. Beginning in Q1 2018, the Company revised the denominator of its Efficiency Ratio and Operating Efficiency Ratio calculations to use “Net Interest Income” in place of “Tax Equivalent Net Interest Income”. All prior periods presented here were updated using this revised formula. For first quarter 2018, net interest margin is computed using net interest income adjusted to a fully taxable equivalent ('FTE") basis assuming a federal income tax rate of 21 percent; prior period net interest margins are computed using a federal income tax rate of 35 percent.

Consistent Loan Growth Average Total Loans 5 Year CAGR 13.8%

Net Charge-Off History (1) Commercial Loans includes commercial and industrial, commercial credit card, asset-based and factoring loans. (2) Other includes all real-estate related loans (commercial, residential and HELOC) plus consumer loans and DDA charge-offs.

Loan Classification Trends % of total loans 0.0% 1.0% 2.0% 3.0%

1Q 2018 Financials

Noninterest Income – 1Q 2018 Noninterest income decreased $508 thousand, or 0.5%, compared to 4Q’17, primarily driven by: a $900k decrease in trading and investment banking income, driven by lower market-related municipal trading volumes and unfavorable fair value adjustments; and a decrease of $600k in other income primarily due to reduced company-owned life insurance revenue and decreased foreign currency valuations; which were partially offset by improved income from deposit service charges in our HSA accounts and stronger bankcard fees. 1st Quarter ‘18 Drivers Beginning in Q1 2018, “Other” includes “Equity Earnings on Alternative Investments” which was previously separately disclosed.

Bankcard Fees Noninterest Income Composition – 1Q 2018 Service Charges on Deposit Accounts Trust & Securities Processing Insurance Fees & Commissions Other Brokerage Fees Trading & Investment Banking Trust & Securities Processing Composition: ($ in millions) Gains on Sales of Securities Source of Income: 1Q’18 4Q’17 1Q’17 Personal Banking – Private Wealth & Prairie Capital $ 16.3 $ 16.8 $ 16.0 Institutional Banking – Fund Services 22.5 22.6 22.2 Institutional Banking – Corp. Trust & other 5.2 4.9 4.3   $ 44.0 $ 44.2 $ 42.5

Noninterest Expense – 1Q 2018 Operating noninterest expense, which excludes the impact of acquisition and divestiture expenses and severance expense, was $173.9 million for the first quarter 2018, a decrease of $8.4 million, or 4.6 percent, compared to the linked quarter, and an increase of $0.6 million, or 0.3 percent, compared to the first quarter 2017. See slides 32 and 33 for a reconciliation of this non-GAAP financial measure. 1st Quarter ‘18 Drivers Noninterest expense decreased $6.7 million, or 3.7%, compared to 4Q’17, driven by: a $2.2MM decrease in legal and consulting expense partially due to timing of various corporate projects; a $1.9MM decrease in other expense driven by a $1.0 million charitable donation made in 4Q17 and lower derivative expense; a $1.4MM decrease in salaries and benefits due to lower incentive compensation, offset by seasonally higher FICA and medical expense; and decreased business development expense related to timing of multiple projects and lower regulatory assessments

Select Balance Sheet Items $ in thousands, average balances; unaudited Three Months Ended For first quarter 2018, securities yields, earning asset yields, net interest spread and net interest margin are computed using net interest income adjusted to a fully taxable equivalent ('FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics are computed using a federal income tax rate of 35 percent.

Loan Paydowns, Payoffs, and Line Changes

Loan Composition Diverse Loan Book (Average Loan Balances for the three months ended March 31 of the indicated year) Commercial Credit Card Commercial & Industrial HELOC Residential Real Estate Real Estate Construction Commercial Real Estate Consumer Credit Card Consumer Other $6.7B $7.5B $9.5B $10.6B $11.3B Factoring Loans Asset-Based Loans Percentages less than 5% have been omitted. Includes leases. (1) (2)

Geographic Diversity

UMB

Loans by Region[1]

(Average Loan Balances for the three months ended March 31 of the indicated year)



$6.7B
5.5%
6.8%
9.3%
10.6%
14.2%
45.2%
$7.5B
6.8%
9.2%
5.4%
10.9%
13.2%
45.3%
$9.5B
5.9%
5.9%
7.4%
9.8%
9.8%
11.9%
40.0%
$10.6B
5.6%
5.4%
7.4%
9.3%
10.9%
12.3%
39.7%
$11.3B
5.8%
5.1%
6.9%
9.5%
11.0%
11.9%
38.6%
2014
2015
2016
2017
2018
Kansas City
St. Louis
Greater MO
Texas
Nebraska
Marquette Transportation Fin (Natl. Sales)
Colorado
Arizona
Kansas
Oklahoma
Marquette Business Credit (Natl. Sales)

High Growth Regions 1Q'18 vs. 1Q'17	Asset Based (national platform)	Factoring (national platform)	Nebraska
	+56.0%	+50.3%	+33.8%

(1) Percentages less than 5% have been omitted.

16

Securities Held to Maturity $1.2 billion at March 31, 2018 Securities Available for Sale $6.1 billion at March 31, 2018 High Quality Investment Portfolio Agencies Corporates Municipals Mortgage-Backed Securities Treasuries Governmental Other Higher Education Healthcare Utility Social Service Industrial Cultural Civic K-12 Education NFP - Other Average Balance: $6.2 billion Average Yield: 2.13% Duration: 45 months Average Balance: $1.3 billion Average Yield: 3.23% Duration: 75 months Total Portfolio Average Yield: 2.36% Duration: 50 months For first quarter 2018, securities yields are computed using net interest income adjusted to a fully taxable equivalent ('FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics are computed using a federal income tax rate of 35 percent.

Securities and Loan Statistics (1) Roll off includes cash flow from maturities, calls or amortizations of securities and is presented net of sales.  (2) Purchased amount is presented net of purchases made related to sales. Loan Portfolio Statistics at March 31, 2018 Variable Rate Loans: $7.1 billion or 62% of loan book ~41% of variable loans are tied to Prime for the next quarter ~58% of variable loans are tied to LIBOR for the next quarter Loan Repricing/Maturity Schedule 58% in 2nd quarter 2018 68% in the next 12 months AFS Portfolio Activity For first quarter 2018, securities yields are computed using net interest income adjusted to a fully taxable equivalent ('FTE") basis assuming a federal income tax rate of 21 percent; in prior periods, these metrics are computed using a federal income tax rate of 35 percent.

Diverse Sources of Deposits (Average Deposits for the three months ended March 31 of the indicated year) Deposit Composition $13.1B $13.3B $15.4B $15.6B $16.8B Personal Banking - Consumer Commercial Institutional Banking Personal Banking - Private Wealth Institutional Banking - Asset Servicing Healthcare Personal Banking - Small Business Other Percentages less than 5% have been omitted. (1)

Strong Capital Position Capital Ratio Trends (%) 2015 - 2018 ratios calculated under Basel III requirements. Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 Leverage Common Equity Tier 1

Business Segment Updates

Commercial Banking Commercial Banking Loans $ in billions Commercial Banking Deposits $ in billions $5.5B $6.3B $8.1B $9.0B $9.7B Demand Deposits Interest-Bearing Deposits $4.3B $4.5B $4.7B $5.3B $5.5B

Commercial Real Estate Portfolio CRE & Construction Lending (Average Loan Balances for the three months ended March 31 of the indicated year) $4.4B $4.0B $3.2B $2.2B $1.9B Investment CRE Owner Occ. CRE Construction Farmland Multi-Family CRE Residential Construction (1) Percentages less than 5% have been omitted.

Institutional Banking Institutional Banking Deposits $ in billions Demand Deposits Interest-Bearing Deposits $3.4B $3.2B $4.2B $3.2B $3.8B

Institutional Banking – Business Description Banking services for broker-dealers FDIC sweep solutions; liquidity alternative to overnight funds Fixed income services for banks, institutional & corporate clients Underwriting for healthcare, municipalities, educational institutions & corporate clients Fund accounting & administration Alternative Investments Workout defaulted bond deals on behalf of holders Investor Solutions Corporate Trust Investment Banking Public Finance Distressed Debt Asset Servicing Bond trustee and agency services to municipal and corporate issuers Escrow-related and custodial services

Personal Banking Personal Banking Deposits $ in billions Personal Banking Loans $ in billions Consumer & Small Business Private Banking $4.7B $4.5B $5.1B $5.3B $5.2B $1.4B $1.4B $1.5B $1.2B $1.2B

Home Equity Lines of Credit $ in billions $11.6B $12.8B $13.6B $14.8B $14.2B $1.2B $1.4B $1.6B $1.7B $1.6B Assets Under Management $ in billions Personal Banking

Healthcare Services Healthcare Deposits & Assets End-of-period balances; $ in billions 2014 2015 2016 2017 1Q’18 HSA deposits as % of total UMB deposits 6.2% 7.8% 9.7% 11.4% 13.2% HSA Deposits HSA Investment Assets $2.6 $2.4 $1.8 $1.3 $0.9

Multi-Channel Healthcare Strategy UMB offers a modular and configurable platform of applications and services that deliver the underlying core banking functionality to our healthcare partners Broker/Employer TPAs Health Plans Technology Firms Payment Aggregators Healthcare Partners HCS Applications SSO Web Services Contributions Enrollment BIN Sponsor HCS Saver Partner Portal Core Banking Systems

Healthcare Services – Growth & Potential Industry information source: Devenir Research 2017 Year-End HSA Market Statistics & Trends report dated February 22, 2018. Rankings as of December 31, 2017. Deposit and asset growth rates on an annual basis as of December 31st of each respective year. HCS represents a unique asset as one of the top 5 leaders in a high growth, niche market. Growth Rates – Deposits and Assets

Card Purchase Volumes Purchase Volume & Interchange Revenue Commercial Credit Consumer Credit Consumer Debit Healthcare Debit Institutional Banking – IBIS Debit Interchange ($ in millions) $2.8B $2.1B $2.3B $2.7B $2.8B Percentages less than 5% have been omitted. (1)

Net Operating Income Non-GAAP Reconciliation In this presentation, we provide information about net operating income, operating earnings per share-diluted (operating EPS-diluted), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled in the tables below and on the next slide. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition- and severance-related items and divestiture costs that management does not believe reflect the Company’s fundamental operating performance. Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions and divestitures, severance expense, and the cumulative tax impact of these adjustments. The Company believes that the financial impact of excluding severance expense will be immaterial in the near future. It is excluded from certain non-GAAP financial measures as it has an unusually large impact on the Company’s financial statements. (continued on next page)

(i) Calculated using the Company's marginal tax rate of 22.2% for periods beginning after December 31,2017, as a result of the Tax Cuts and Jobs Act. All prior periods were calculated using the Company’s marginal tax rate of 36.0%. Operating Noninterest Expense & Efficiency Ratio Non-GAAP Reconciliation Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described in clause (i) above for the relevant period. Operating ROE is calculated as net operating income, divided by the Company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income, divided by the Company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the Company’s operating noninterest expense, net of amortization of other intangibles, divided by the Company’s total non-GAAP revenue (which is calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net).